Exhibit 10.26

AMENDMENT NO. 1 TO

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

UNDER THE

BIORESTORATIVE THERAPIES, INC.

2021 STOCK INCENTIVE PLAN

This Amendment No. 1 to Non-Qualified Stock Option Award Agreement (this “Amendment”) is made and entered into as of December 10, 2021 by and between BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), and David Rosa (the “Participant”).

RECITALS

A.	The Company granted to the Participant an option to purchase 10,490 shares of the Common Stock of the Company pursuant to the terms of a Non-Qualified Stock Option Award Agreement (the “Option”) under the BioRestorative Therapies, Inc. 2021 Stock Incentive Plan (the “Plan”) on November 4, 2021.

B.	The Company wishes to amend the Exercise Price per Share in the Option to reflect the current Fair Market Value.

C.	The Company and the Participant wish to enter into this Amendment, pursuant to Section 18 of the Option, to amend and modify the Option by the terms of this Amendment and preserve the remaining terms of the Option without modification or amendment.

D.	This Amendment is subject to stockholder approval of an amendment to the Plan which grants authority to the Board of Directors of the Company or a committee thereof to reduce the Exercise Price per Share in the Option (“Stockholder Approval”).

AMENDMENT

In consideration of the above recitals, which are incorporated herein by reference, and the promises set forth in this Amendment and the Option, and for other good and valuable consideration, the nature and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	The Exercise Price per Share is hereby deleted and replaced with the following:

Exercise Price per Share: $5.08

2.	The foregoing change to the Option is subject to Stockholder Approval.

3.	Except as otherwise amended by this Amendment, all other provisions of the Option will remain unchanged and in full force and effect.

***Signature Page to Follow***

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BIORESTORATIVE THERAPIES, INC.

By:
Lance Alstodt
Chief Executive Officer

PARTICIPANT

David Rosa

***Signature Page to Amendment No. 1 to Non-Qualified Stock Option Award Agreement***